UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

February 28, 2006

(Date of earliest event reported)

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12130 State Highway 3, Building 1

Webster, Texas 77598

(Address of principal executive offices, including zip code)

(713) 558-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On February 28, 2006, SPACEHAB, Incorporated (the “Company”) announced the finalization of the renewal of their Loan Agreement between SPACEHAB, Incorporated (the “Borrower”) and Citibank Texas, N.A., formerly known as First American Bank, SSB (the “Lender”), and joined in by Astrotech Space Operations, Inc. and SPACEHAB Government Services.

The final executed documents, which are being attached as Exhibit 10.50 and incorporated by reference into this Item, have the effect of extending and renewing the terms of the Loan Agreement effective February 28, 2006.

The Company also issued a press release announcing this event on February 28, 2006, for which we are incorporating by reference and attaching as Exhibit 99.1.

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Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Title of Document
10.50	Second Amendment to Loan Agreement, dated February 11, 2006 between SPACEHAB, Incorporated (the “Borrower”) and Citibank Texas, N.A., formerly known as First American Bank, SSB (the “Lender”), as executed on February 28, 2006.

99.1	Press release dated February 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

March 03, 2006	By:	/s/ Nicholas G. Morgan
Nicholas G. Morgan
Vice President, Controller and Chief Accounting Officer